UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6310

Greenwich Street Series Fund
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

          Greenwich Street Series Fund Annual Report

                                                 Appreciation Portfolio

                                            Fundamental Value Portfolio

                                      Intermediate High Grade Portfolio

                                                      December 31, 2003

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................    1
INTERMEDIATE HIGH GRADE PORTFOLIO:
     MANAGER OVERVIEW.......................................    3
     FUND PERFORMANCE.......................................    4
APPRECIATION PORTFOLIO:
     MANAGER OVERVIEW.......................................    5
     FUND PERFORMANCE.......................................    6
FUNDAMENTAL VALUE PORTFOLIO:
     MANAGER OVERVIEW.......................................    7
     FUND PERFORMANCE.......................................    9
SCHEDULES OF INVESTMENTS:
     INTERMEDIATE HIGH GRADE PORTFOLIO......................   10
     APPRECIATION PORTFOLIO.................................   12
     FUNDAMENTAL VALUE PORTFOLIO............................   17
STATEMENTS OF ASSETS AND LIABILITIES........................   24
STATEMENTS OF OPERATIONS....................................   25
STATEMENTS OF CHANGES IN NET ASSETS.........................   26
NOTES TO FINANCIAL STATEMENTS...............................   28
FINANCIAL HIGHLIGHTS........................................   34
INDEPENDENT AUDITORS' REPORT................................   36
ADDITIONAL INFORMATION......................................   37
TAX INFORMATION.............................................   40

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [PHOTO R. JAY GERKEN]
                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

The year 2003 marked a sharp turning point in the investment world. After a three-year equity bear market, the worst since the 1930s, stocks of all sizes and styles made a strong comeback, making gains across all industries and sectors through the year. The greatest gains were made by small-cap, rather than large-cap stocks, and by those that had fallen the farthest since the market peaks of 2000, particularly technology stocks. Overall, bond performance was a story of contrasts, with high yield bonds significantly outperforming investment-grade corporate bonds and government-issued fixed-income securities. Notably, bond market performance paralleled stock performance in that the most volatile securities outperformed the most conservative as investors had increased appetites for risk.

The turning point for stocks came in mid-March as the U.S. ended the uncertainty over the impending Iraq War and achieved a swift and decisive victory. Meanwhile, historically low interest rates and lowered income taxes combined to provide a strong economic stimulus, which first raised expectations for economic growth and then led to gains in consumer confidence and rapid expansion in the third quarter. Meanwhile, job growth remained sluggish. This led to some concerns over the sustainability of both the economic rebound and the market's strong performance.

Within this environment, the funds performed as follows:

                              (PERFORMANCE TABLE)
                            PERFORMANCE OF THE FUNDS
                            AS OF DECEMBER 31, 2003

                                                              6 MONTHS   12 MONTHS
                                                              --------   ---------
APPRECIATION PORTFOLIO                                         13.40%      24.56%

S&P 500 Index                                                  15.14%      28.67%

Lipper Large-Cap Core Variable Funds Category Average          13.96%      26.42%

FUNDAMENTAL VALUE PORTFOLIO                                    20.65%      38.64%

S&P 500 Index                                                  15.14%      28.67%

Lipper Multi-Cap Value Variable Funds Category Average         16.78%      31.38%

INTERMEDIATE HIGH GRADE PORTFOLIO                              -0.84%       1.63%

Lehman Brothers Government/Credit Bond Index                   -0.53%       4.67%

Lipper Corporate Debt Funds Rated A Variable Funds Category
  Average                                                       0.44%       4.71%

All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost. The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the funds.

                               PERFORMANCE TABLE

All index performance reflects no deduction for fees, expenses or taxes. The S&P 500 index is a market capitalization weighted index of 500 widely held common stocks. The Lehman Government/Credit Bond Index is a broad based bond index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 230 funds for the six-month period and among the 224 funds for the 12-month period in the Lipper large-cap core variable funds category. Returns were calculated among the 111 funds for the six-month period and among the 109 funds for the 12-month period in the Lipper multi-cap value variable funds category. Returns were calculated among the 38 funds for the six-month period and among the 36 funds for the 12-month period in the Lipper corporate debt funds rated A variable funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the funds' fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

SPECIAL SHAREHOLDER NOTICE

It is with great sadness that we bring to your attention the passing of Alfred
J. Bianchetti, Trustee Emeritus, and James J. Crisona, Trustee Emeritus, of the fund. Messrs. Bianchetti and Crisona, who both passed away on September 4th, lived accomplished lives to the ages of 80 and 97, respectively. We will sorely miss their presence and will remember the dedicated service they provided to the fund's shareholders through their outstanding contributions as long-term members of the Board.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The funds' Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds' response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 19, 2004

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

INTERMEDIATE HIGH GRADE PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 1.63%. In comparison, the fund underperformed its unmanaged benchmark, the Lehman Brothers Government/Credit Bond Index,(i) which returned 4.67% for the same period. The fund also outperformed its Lipper corporate debt funds rated A variable funds category average, which returned 4.71% for the same period.(1)

The year began with the major debate centering on the timing of an eventual rise in interest rates sometime in 2003. Looking across the yield curve(ii) from two- to 30-year U.S. Treasury securities, the actual rate rise from January thorough December ranged a muted 17-30 basis points.(iii) There was no shortage of volatility in between, however. Interest rates declined dramatically during the first half of the year until reaching historical lows in the middle of June. Indeed, most of the year's total returns in the bond market were realized during the first half of the year.

As conservative managers facing cyclical lows in the interest rate environment, we began the year looking to don our defense hats. Preservation of principal for our clients' portfolios becomes paramount at this point of the cycle, although our slightly defensive posture caught us a little too short early in the year causing portfolios to miss out on some of the returns in the first half. While we were not looking for the economy to immediately right itself and expected a period of time for the economic malaise to be worked through, we did not anticipate the one last run to lower rates. The Federal Reserve bought itself a little insurance, however, mid year as it became spooked with the prospect of dealing with deflation. Whether returns were from rising bond prices as rates declined or from rising prices on corporate securities as spreads compressed, it was a first half of the year story.

In the second half of the year tax cuts and the lowest interest rates in 45 years combined to result in economic growth shifting into a higher gear, causing many market pundits to declare that a robust sustainable recovery was now at hand.

FUND PERFORMANCE

Throughout the year, investment-grade bonds underperformed riskier debt securities, reflecting many investors general apathy for low yielding sectors of the market and the improving, albeit spotty, economic indicators closer to the end of the year. During the year we added select securities that fit our investment-grade profile, but contributed additional yield to the portfolio. Our allocation to mortgage-backed securities contributed to performance in the fourth quarter as investors reached for yield.

Thank you for your investment in the Intermediate High Grade Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

-s- Eugene J. Kirkwood
Eugene J. Kirkwood
Portfolio Manager

January 19, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. Please refer to pages 10 through 11 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISKS: High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 36 funds in the Lipper corporate debt funds rated A variable funds category including the reinvestment of dividends and capital gains, if any.

(i) The Lehman Government/Credit Bond Index is a broad-based bond index composed of government and corporate debt issues that are investment grade (rated Baa/ BBB or higher). Please note that an investor cannot invest directly in an index.

(ii) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(iii) A basis point is one one-hundredth (1/100 or 0.01) of one percent

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 12/31/03 (UNAUDITED)
                                      [INTERMEDIATE HIGH GRADE PORTFOLIO LINE
                                      GRAPH]

                                                                                                LEHMAN BROTHERS GOVERNMENT/CREDIT
                                                            INTERMEDIATE HIGH GRADE PORTFOLIO              BOND INDEX
                                                            ---------------------------------   ---------------------------------
12/93                                                                     10000                               10000
12/94                                                                      9695                                9648
12/95                                                                     11417                               11505
12/96                                                                     11610                               11839
12/97                                                                     12617                               12994
12/98                                                                     13474                               14225
12/99                                                                     12977                               13918
12/00                                                                     14253                               15567
12/01                                                                     15306                               16892
12/02                                                                     16583                               18756
12/03                                                                     16853                               19632

-------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------
     Twelve Months Ended 12/31/03            1.63%
     Five Years Ended 12/31/03               4.58
     Ten Years Ended 12/31/03                5.36

CUMULATIVE TOTAL RETURN
----------------------------------------------------
     12/31/93 through 12/31/03              68.53%
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Intermediate High Grade Portfolio on December 31, 1993 through December 31, 2003 with that of a similar investment in the Lehman Brothers Government/Credit Bond Index. The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years, and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The total returns and graph presented above do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

APPRECIATION PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 24.56%. In comparison, the fund underperformed its unmanaged benchmark, the S&P 500 Index,(i) which returned 28.67% for the same period. The fund also underperformed its Lipper large-cap core variable funds category average, which returned 26.42% for the same period.(1)

MARKET OVERVIEW

In early 2003, the Fed was overly concerned about the economy. Despite a string of interest rate cuts, business spending had ground to a near halt, and inventories in relation to sales were at an all time low. The Fed was worried about asset prices following the stock market into a deflation. To counter that the Fed flooded the system with money, and caused interest rates to drop to levels that allowed people to do another round of home re-financings, and also tended to draw money out of very low-yielding alternatives into stocks and bonds. The mid-year tax cuts created another shot of liquidity, and helped to spark the economic growth of the last several months. As of the end of December, capital spending had picked up, and initial unemployment claims had fallen sharply. These factors, among others, contributed to a broad stock market rally that produced significant gains for many sectors of the economy.

PORTFOLIO UPDATE

The largest single contributor to the fund's positive performance for the period, on an absolute basis, was the fund's financial sector holding in Berkshire Hathaway Inc., the operating company of famed investor Warren Buffett. While the fund's largest positive contributors to performance spanned several sectors, a number of the stocks that performed best in the second half of 2003 benefited from their leverage to the ongoing economic rebound. One such holding, 3M Co., a diversified producer of industrial and health care products and one of the fund's largest holdings, continued to post strong results as innovative new products, a strong presence in many Asian markets, and leverage to the improving U.S. economy, combined to drive strong volume gains. Leading semiconductor producer Intel Corp. was another top contributor to fund performance.

The primary reason that the fund lagged its benchmark was its underweight position in the technology sector. Detractors from fund performance for the period were led by holdings of Standard & Poor's Depositary Receipts ("SPDRS"), exchange-traded securities designed to track the fluctuations of the S&P 500 Index. Other major detractors from fund performance during the period include shares of Merck & Co. Inc., a leading pharmaceutical firm and SBC Communications Inc., a provider of local, long-distance and Internet access telecommunications services.

Thank you for your investment in the Appreciation Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

-s- Harry Cohen

Harry Cohen
Portfolio Manager

January 19, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Berkshire Hathaway Inc. (6.87%); Microsoft Corp. (3.10%); Pfizer, Inc. (2.66%); General Electric Co. (2.51%); St. Paul Companies, Inc. (2.23%); Encana Corp. (2.11%); 3M Co. (2.08%); Exxon Mobile Corp. (1.93%); Time Warner Inc. (1.69%); American International Group, Inc. (1.61%). Please refer to pages 12 through 16 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 224 funds in the Lipper large-cap core variable funds category including the reinvestment of dividends and capital gains, if any.

(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 12/31/03 (UNAUDITED)
                                      [APPRECIATION PORTFOLIO LINE GRAPH]

                                                                   APPRECIATION PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
12/93                                                                      10000                              10000
12/94                                                                       9888                              10132
12/95                                                                      12739                              13934
12/96                                                                      15258                              17132
12/97                                                                      19285                              22847
12/98                                                                      22977                              29381
12/99                                                                      25992                              35561
12/00                                                                      25885                              32324
12/01                                                                      24856                              28484
12/02                                                                      20500                              22191
12/03                                                                      25535                              28553

-------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Twelve Months Ended 12/31/03          24.56%
     Five Years Ended 12/31/03             2.13
     Ten Years Ended 12/31/03              9.83

CUMULATIVE TOTAL RETURN
--------------------------------------------------
     12/31/93 through 12/31/03           155.35%
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Appreciation Portfolio on December 31, 1993 through December 31, 2003 with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The total returns and graph presented above do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

FUNDAMENTAL VALUE PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 38.64%. In comparison, the fund outperformed its unmanaged benchmark, the S&P 500 Index(i), which returned 28.67% for the same period. The fund also outperformed its Lipper multi-cap value variable funds category average, which returned 31.38% for the same period.(1)

High levels of liquidity at the corporate and individual levels and stimulative monetary and fiscal policy were critical factors leading to outstanding stock market performance. Early in 2003, money market fund assets comprised almost
1/3 of the value of the Wilshire 5000 Total Market Index(ii), a broad measure of aggregate common stock values. This percentage was a record by a wide margin over the last 25 years. This also indicated that investors were pessimistic in early 2003. In a sense this was the ideal climate for above average equity returns. It is relatively rare that tremendous liquidity (fuel for the stock market) and pessimism (lower valuations) exist side by side.

After the market turned in March of last year, it became clear that better economic results lay immediately ahead. The stock market was particularly favorable for companies leveraged by prospects for an improving economy.

WHAT AFFECTED FUND PERFORMANCE

Sector and security positions that benefited from an improving economy contributed to the fund's positive results in the recently completed year. Early in 2003 we determined that a pro-cyclical tilt was appropriate when constructing the portfolio. In addition, we believed that 2003, like 1975, would experience a pronounced "beta trade," that is the tendency for smaller companies to outperform larger ones. Historically, the first year after a severe bear market ends is one in which the "beta trade" occurs. The 1974 bear market ended in December of that year and the most recent severe bear market ended in early October 2002. These are the only two severe bear markets in the last 30 years. The fund had approximately 35% of its holdings in smaller and mid-cap companies, and benefited from the outperformance from the smaller company segment of the stock market.

Individual holdings that contributed positively to the fund's performance for the year included toy and game maker Hasbro Inc. and Carnival Corp., a global cruise vacation and leisure travel company. Countrywide Financial Corp. in the residential mortgage banking business was another major contributor to the fund's positive performance for the period.

While the fund's performance was positive for the year, some holdings lost value over the course of the year, negatively affecting returns. Shares of photography titan Eastman Kodak Co. were a leading detractor from performance. Other stocks in the fund's portfolio that hurt performance over the past year were audio and video equipment producer, SONY Corp., and IMC Global Inc., a producer of chemical for the agriculture industry.

During 2003, we overweighted information technology, consumer discretionary and the basic materials sectors because we believed these included companies most sensitive to an improving economy. As a result of these commitments, information technology, basic materials, consumer discretionary and telecommunications services sector stocks added to the fund's performance for the year. During the year, the fund was underweight financial services stocks. This sector detracted from fund performance, in comparison to the fund's benchmark. We reduced the fund's information technology position to market weight and increased our holdings in healthcare to market weight. Previously, healthcare had been underweight.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 109 funds in the Lipper multi-cap value variable funds category including the reinvestment of dividends and capital gains, if any.

Thank you for your investment in the Fundamental Value Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

-s- John G. Goode

John G. Goode
Portfolio Manager

January 19, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Time Warner Inc. (2.04%); Selectron Corp. (1.96%); Hasbro, Inc. (1.92%); Carnival Corp. (1.89%); Pfizer Inc. (1.81%); Motorola Inc. (1.73%); Newmont Mining Corp. (1.70%); Nokia Corp. (1.62%); UnitedHealth Group, Inc. (1.59%); Agilent Technologies Inc. (1.58%). Please refer to pages 17 through 22 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISKS: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(ii) The Wilshire 5000 Total Market Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FUNDAMENTAL VALUE PORTFOLIO AS OF 12/31/03
(UNAUDITED)

                   [FUNDAMENTAL VALUE  PORTFOLIO LINE GRAPH]

                                                                FUNDAMENTAL VALUE PORTFOLIO               S&P 500 INDEX
                                                                ---------------------------               -------------
12/93                                                                      10000                              10000
12/94                                                                      10740                              10132
12/95                                                                      13429                              13934
12/96                                                                      16830                              17132
12/97                                                                      19665                              22847
12/98                                                                      20641                              29381
12/99                                                                      25187                              35561
12/00                                                                      30342                              32324
12/01                                                                      28744                              28484
12/02                                                                      22621                              22191
12/03                                                                      31361                              28553

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------
     Twelve Months Ended
     12/31/03                             38.64%
     Five Years Ended
     12/31/03                              8.73
     12/31/93 through
     12/31/03                             12.11

              CUMULATIVE TOTAL RETURN
---------------------------------------------------
     12/31/93 through 12/31/03            213.61%
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Fundamental Value Portfolio on December 31, 1993 through December 31, 2003 with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The total returns and graph presented above do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2003

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 56.5%
                                    U.S. Treasury Notes:
     $        225,000                 2.125% due 8/31/04........................................  $  226,609
              100,000                 7.875% due 11/15/04.......................................     105,754
              200,000                 6.750% due 5/15/05........................................     214,469
              150,000                 6.500% due 10/15/06.......................................     167,127
              150,000                 6.125% due 8/15/07........................................     167,924
              200,000               Federal Home Loan Bank, 5.125% due 3/6/06...................     212,893
                                    Federal Home Loan Mortgage Corp.:
              175,000                 Debentures, 5.000% due 1/15/04............................     175,246
              450,000                 Notes, 6.875% due 9/15/10.................................     523,355
------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost -- $1,662,372)........................................   1,793,377
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT           RATING(a)                             SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 34.2%
------------------------------------------------------------------------------------------------------------
BANKS/SAVINGS AND LOANS -- 7.1%
              100,000   A           Bank of America Corp., Notes, 7.800% due 2/15/10............     119,068
              100,000   AA-         Wells Fargo & Co., Notes, 5.125% due 2/15/07................     106,763
------------------------------------------------------------------------------------------------------------
                                                                                                     225,831
------------------------------------------------------------------------------------------------------------
COMPUTERS -- 3.4%
              100,000   A+          International Business Machines Corp., Notes, 5.400% due
                                    10/1/08.....................................................     107,531
------------------------------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 3.6%
              100,000   AA-         The Procter & Gamble Co., 6.875% due 9/15/09................     115,658
------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 13.2%
              100,000   BBB-        Ford Motor Credit Co., Notes, 7.600% due 8/1/05.............     106,921
              100,000   AAA         General Electric Capital Corp., Notes, 5.450% due 1/15/13...     104,218
              100,000   A+          Merrill Lynch & Co., Inc., Notes, 3.125% due 7/15/08........      98,342
              100,000   A+          Morgan Stanley, Notes, 6.100% due 4/15/06...................     108,270
------------------------------------------------------------------------------------------------------------
                                                                                                     417,751
------------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 3.5%
              100,000   A+          PepsiCo, Inc., Notes, 5.700% due 11/1/08....................     110,210
------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 3.4%
              100,000   AAA         Quebec Province, Notes, 8.625% due 1/19/05..................     107,069
------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS AND NOTES (Cost -- $1,038,733)........   1,084,050
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 9.3%
                                    Federal National Mortgage Association (FNMA):
     $         81,682                 7.000% due 1/1/13.........................................  $   87,318
              196,942                 6.000% due 6/1/13.........................................     207,109
------------------------------------------------------------------------------------------------------------
                                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $278,453).........     294,427
------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 100.0% (Cost -- $2,979,558**)..........  $3,171,854
------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
**  Aggregate cost for Federal income tax purposes is $3,028,025.
    See page 23 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 91.3%
---------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.3%
     40,000  The Boeing Co. .............................................  $  1,685,600
     68,500  Lockheed Martin Corp. ......................................     3,520,900
    137,000  Raytheon Co. ...............................................     4,115,480
---------------------------------------------------------------------------------------
                                                                              9,321,980
---------------------------------------------------------------------------------------
BANKS -- 5.1%
    165,000  Bank One Corp. .............................................     7,522,350
     62,500  Comerica Inc. ..............................................     3,503,750
     96,000  Fifth Third Bancorp.........................................     5,673,600
     41,000  M&T Bank Corp. .............................................     4,030,300
    138,000  U.S. Bancorp................................................     4,109,640
    107,500  Washington Mutual, Inc. ....................................     4,312,900
    135,700  Wells Fargo & Co. ..........................................     7,991,373
---------------------------------------------------------------------------------------
                                                                             37,143,913
---------------------------------------------------------------------------------------
BEVERAGES -- 2.1%
     82,000  The Coca-Cola Co. ..........................................     4,161,500
    232,380  PepsiCo, Inc. ..............................................    10,833,556
---------------------------------------------------------------------------------------
                                                                             14,995,056
---------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.7%
     94,650  Amgen, Inc.+................................................     5,849,370
     13,400  Atherogenics, Inc.+.........................................       200,330
    159,050  Biogen Idec Inc.+...........................................     5,849,859
     25,345  Vicuron Pharmaceuticals, Inc.+..............................       472,684
---------------------------------------------------------------------------------------
                                                                             12,372,243
---------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.7%
    177,000  Masco Corp. ................................................     4,851,570
---------------------------------------------------------------------------------------
CHEMICALS -- 3.3%
    149,000  The Dow Chemical Co. .......................................     6,193,930
    206,000  E.I. du Pont de Nemours & Co. ..............................     9,453,340
    135,800  PPG Industries, Inc. .......................................     8,693,916
---------------------------------------------------------------------------------------
                                                                             24,341,186
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 2.2%
     82,000  Automatic Data Processing Inc. .............................     3,248,020
     41,000  Avery Dennison Corp. .......................................     2,296,820
     40,600  First Data Corp. ...........................................     1,668,254
     41,000  Hudson Highland Group, Inc.+................................       977,850
    275,400  Waste Management, Inc. .....................................     8,151,840
---------------------------------------------------------------------------------------
                                                                             16,342,784
---------------------------------------------------------------------------------------
COMMINGLED FUND -- 0.9%
    691,000  iShares MSCI Japan Index Fund+..............................     6,661,240
---------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.5%
    176,450  Cisco Systems, Inc.+........................................     4,285,970
    821,000  Lucent Technologies Inc.+...................................     2,331,640

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.5% (CONTINUED)
    275,000  Motorola, Inc. .............................................  $  3,869,250
     68,000  MRV Communications, Inc.+...................................       255,680
---------------------------------------------------------------------------------------
                                                                             10,742,540
---------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.4%
     95,350  International Business Machines Corp. ......................     8,837,038
    110,000  Maxtor Corp.+...............................................     1,221,000
---------------------------------------------------------------------------------------
                                                                             10,058,038
---------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
    137,476  SBC Communications Inc. ....................................     3,583,999
    109,000  Verizon Communications Inc. ................................     3,823,720
---------------------------------------------------------------------------------------
                                                                              7,407,719
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.3%
    137,000  Cinergy Corp. ..............................................     5,316,970
     55,000  Public Service Enterprise Group Inc. .......................     2,409,000
     67,000  The Southern Co. ...........................................     2,026,750
---------------------------------------------------------------------------------------
                                                                              9,752,720
---------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.1%
    203,500  American Power Conversion Corp.+............................     4,975,575
    104,000  Molex Inc., Class A Shares..................................     3,053,440
---------------------------------------------------------------------------------------
                                                                              8,029,015
---------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.4%
    110,000  AVX Corp. ..................................................     1,828,200
     85,731  Mettler-Toledo International Inc.+..........................     3,618,706
    407,000  Solectron Corp.+............................................     2,405,370
    109,500  Vishay Intertechnology, Inc.+...............................     2,507,550
---------------------------------------------------------------------------------------
                                                                             10,359,826
---------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.3%
     83,000  GlobalSantaFe Corp. ........................................     2,060,890
    137,400  Schlumberger Ltd. ..........................................     7,518,528
---------------------------------------------------------------------------------------
                                                                              9,579,418
---------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.8%
    164,400  Walgreen Co. ...............................................     5,980,872
---------------------------------------------------------------------------------------
FOOD PRODUCTS -- 3.3%
    103,000  General Mills, Inc. ........................................     4,665,900
    150,000  H.J. Heinz Co. .............................................     5,464,500
     62,050  Hershey Foods Corp. ........................................     4,777,230
    107,000  Kraft Foods, Inc. ..........................................     3,447,540
    108,200  Wm. Wrigley Jr. Co. ........................................     6,081,922
---------------------------------------------------------------------------------------
                                                                             24,437,092
---------------------------------------------------------------------------------------
GAS UTILITIES -- 0.5%
    108,000  KeySpan Corp. ..............................................     3,974,400
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.5%
     25,000  Advanced Medical Optics, Inc.+..............................  $    491,250
     40,000  C.R. Bard, Inc. ............................................     3,250,000
---------------------------------------------------------------------------------------
                                                                              3,741,250
---------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.6%
    163,675  Fairmont Hotels & Resorts Inc. .............................     4,442,140
---------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.3%
    123,900  Kimberly-Clark Corp. .......................................     7,321,251
     95,000  The Procter & Gamble Co. ...................................     9,488,600
---------------------------------------------------------------------------------------
                                                                             16,809,851
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 6.0%
    178,200  3M Co. .....................................................    15,152,346
    591,719  General Electric Co. .......................................    18,331,455
     44,000  Honeywell International Inc. ...............................     1,470,920
    151,000  Tyco International Ltd. ....................................     4,001,500
     55,000  United Technologies Corp. ..................................     5,212,350
---------------------------------------------------------------------------------------
                                                                             44,168,571
---------------------------------------------------------------------------------------
INSURANCE -- 11.8%
    177,395  American International Group, Inc. .........................    11,757,741
        595  Berkshire Hathaway Inc., Class A Shares+....................    50,128,750
      8,800  China Life Insurance Co., Ltd., Sponsored ADR+..............       290,136
     55,100  The Chubb Corp. ............................................     3,752,310
    171,750  Old Republic International Corp. ...........................     4,355,580
    410,500  The St. Paul Cos., Inc. ....................................    16,276,325
---------------------------------------------------------------------------------------
                                                                             86,560,842
---------------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.7%
    157,500  InterActiveCorp+............................................     5,343,975
---------------------------------------------------------------------------------------
MACHINERY -- 0.5%
     54,500  Deere & Co. ................................................     3,545,225
---------------------------------------------------------------------------------------
MEDIA -- 10.2%
    316,900  Comcast Corp., Class A Shares+..............................     9,912,632
    109,700  Gannett Co., Inc. ..........................................     9,780,852
     69,000  The Interpublic Group of Cos., Inc.+........................     1,076,400
    413,000  Liberty Media Corp., Class A Shares+........................     4,910,570
    108,300  Meredith Corp. .............................................     5,286,123
    158,400  SBS Broadcasting S.A.+......................................     5,163,840
    164,500  Shaw Communications Inc., Class B Shares....................     2,553,040
    684,825  Time Warner Inc.+...........................................    12,320,002
     96,000  Tribune Co. ................................................     4,953,600
    163,157  Viacom Inc., Class B Shares.................................     7,240,908
    482,100  The Walt Disney Co. ........................................    11,247,393
---------------------------------------------------------------------------------------
                                                                             74,445,360
---------------------------------------------------------------------------------------
METALS AND MINING -- 2.0%
     94,700  Alcoa Inc. .................................................     3,598,600
     38,500  Freeport-McMoRan Copper & Gold, Inc. .......................     1,622,005
     22,700  International Steel Group, Inc.+............................       884,165

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
METALS AND MINING -- 2.0% (CONTINUED)
     55,500  Newmont Mining Corp. .......................................  $  2,697,855
     37,200  Nucor Corp. ................................................     2,083,200
     34,000  Rio Tinto PLC, Sponsored ADR................................     3,784,540
---------------------------------------------------------------------------------------
                                                                             14,670,365
---------------------------------------------------------------------------------------
MULTILINE RETAIL -- 2.5%
    205,500  Costco Wholesale Corp.+.....................................     7,640,490
    205,248  Wal-Mart Stores Inc. .......................................    10,888,406
---------------------------------------------------------------------------------------
                                                                             18,528,896
---------------------------------------------------------------------------------------
OIL AND GAS -- 5.7%
    178,100  BP PLC, Sponsored ADR.......................................     8,789,235
     40,500  Canadian Natural Resources Ltd. ............................     2,042,820
    389,582  EnCana Corp. ...............................................    15,365,114
    342,718  Exxon Mobil Corp. ..........................................    14,051,438
     55,500  Suncor Energy, Inc. ........................................     1,390,830
---------------------------------------------------------------------------------------
                                                                             41,639,437
---------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.9%
     40,000  International Paper Co. ....................................     1,724,400
     80,500  Weyerhaeuser Co. ...........................................     5,152,000
---------------------------------------------------------------------------------------
                                                                              6,876,400
---------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.6%
    319,980  The Gillette Co. ...........................................    11,752,865
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.8%
     34,000  AstraZeneca PLC, Sponsored ADR..............................     1,644,920
     54,377  Eli Lilly & Co. ............................................     3,824,334
    220,308  Johnson & Johnson...........................................    11,381,111
    129,660  Merck & Co., Inc. ..........................................     5,990,292
    549,636  Pfizer Inc. ................................................    19,418,640
---------------------------------------------------------------------------------------
                                                                             42,259,297
---------------------------------------------------------------------------------------
REAL ESTATE -- 2.1%
    178,550  Forest City Enterprises, Inc., Class A Shares...............     8,482,910
    150,400  The St. Joe Corp. ..........................................     5,608,416
     27,100  Tejon Ranch Co.+............................................     1,111,371
---------------------------------------------------------------------------------------
                                                                             15,202,697
---------------------------------------------------------------------------------------
ROAD AND RAIL -- 1.7%
    156,500  Burlington Northern Santa Fe Corp. .........................     5,062,775
     55,350  Canadian Pacific Ltd. ......................................     1,558,102
    168,669  Florida East Coast Industries, Inc. ........................     5,582,944
---------------------------------------------------------------------------------------
                                                                             12,203,821
---------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 1.9%
    825,962  Agere Systems Inc., Class A Shares+.........................     2,519,184
    206,500  Cirrus Logic, Inc.+.........................................     1,583,855
    232,029  Intel Corp. ................................................     7,471,334
     82,600  Texas Instruments Inc. .....................................     2,426,788
---------------------------------------------------------------------------------------
                                                                             14,001,161
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
SOFTWARE -- 3.6%
    822,736  Microsoft Corp. ............................................  $ 22,658,149
     78,000  ScanSoft, Inc.+.............................................       414,960
    164,000  Sybase, Inc.+...............................................     3,375,120
---------------------------------------------------------------------------------------
                                                                             26,448,229
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $533,887,222)...................   668,991,994
---------------------------------------------------------------------------------------

 FACE AMOUNT                           SECURITY                               VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.7%
$63,686,000  Morgan Stanley, 0.820% due 1/2/04; Proceeds at
               maturity -- $63,688,901; (Fully collateralized by U.S.
               Treasury Inflation Index Notes and Bonds, 3.500% to 3.875%
               due 1/15/08 to 1/15/11; Market value -- $65,937,136)
               (Cost -- $63,686,000).....................................    63,686,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0% (Cost -- $597,573,222*).........  $732,677,994
---------------------------------------------------------------------------------------

 +   Non-income producing security.
 *   Aggregate cost for Federal income tax purposes is
     $600,836,802.

     Abbreviation used in this schedule:
     ------------------------------------------------------------
     ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 96.4%
--------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.0%
          34,500        The Boeing Co. .............................................  $  1,453,830
         126,300        Goodrich Corp. .............................................     3,749,847
         325,000        Raytheon Co. ...............................................     9,763,000
--------------------------------------------------------------------------------------------------
                                                                                        14,966,677
--------------------------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.2%
         174,000        Delphi Corp.................................................     1,776,540
--------------------------------------------------------------------------------------------------
BANKS -- 2.0%
         180,600        The Bank of New York Co., Inc. .............................     5,981,472
         200,000        Bank One Corp. .............................................     9,118,000
--------------------------------------------------------------------------------------------------
                                                                                        15,099,472
--------------------------------------------------------------------------------------------------
BEVERAGES -- 0.9%
         144,500        PepsiCo, Inc. ..............................................     6,736,590
--------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
         441,200        Aphton Corp.+...............................................     2,647,200
         183,750        Enzo Biochem, Inc.+*........................................     3,290,962
         377,000        Genelabs Technologies, Inc.+*...............................     1,055,600
         401,300        XOMA Ltd.+*.................................................     2,648,580
--------------------------------------------------------------------------------------------------
                                                                                         9,642,342
--------------------------------------------------------------------------------------------------
CHEMICALS -- 4.0%
         282,100        Cabot Corp. ................................................     8,982,064
         544,000        Crompton Corp. .............................................     3,900,480
         200,000        The Dow Chemical Co. .......................................     8,314,000
         215,400        Olin Corp.*.................................................     4,320,924
          95,000        Rohm and Hass Co. ..........................................     4,057,450
--------------------------------------------------------------------------------------------------
                                                                                        29,574,918
--------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 2.7%
         177,600        NDCHealth Corp.*............................................     4,550,112
         258,700        Sabre Holdings Corp.*.......................................     5,585,333
         325,000        Waste Management, Inc. .....................................     9,620,000
--------------------------------------------------------------------------------------------------
                                                                                        19,755,445
--------------------------------------------------------------------------------------------------
COMMINGLED FUND -- 1.0%
         300,000        Utilities Select Sector SPDR Fund*..........................     6,999,000
--------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 4.9%
         548,000        3Com Corp.+.................................................     4,477,160
       2,500,000        Lucent Technologies Inc.+*..................................     7,100,000
         900,000        Motorola, Inc. .............................................    12,663,000
         700,000        Nokia Oyj, Sponsored ADR....................................    11,900,000
--------------------------------------------------------------------------------------------------
                                                                                        36,140,160
--------------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.8%
         250,000        Hewlett-Packard Co. ........................................     5,742,500
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.4%
          57,700        Fluor Corp. ................................................  $  2,287,228
          64,600        The Shaw Group Inc.+*.......................................       879,852
--------------------------------------------------------------------------------------------------
                                                                                         3,167,080
--------------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.6%
         242,000        Smurfit-Stone Container Corp.+..............................     4,493,940
--------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 3.4%
         200,000        American Express Co. .......................................     9,646,000
          88,200        Friedman, Billings, Ramsey Group, Inc., Class A Shares*.....     2,035,656
          50,000        J.P. Morgan Chase & Co. ....................................     1,839,955
          75,000        Merrill Lynch & Co., Inc. ..................................     4,398,750
          12,100        Morgan Stanley..............................................       700,227
         123,900        State Street Corp. .........................................     6,452,712
--------------------------------------------------------------------------------------------------
                                                                                        25,073,300
--------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.6%
         285,000        Nippon Telegraph and Telephone Corp., Sponsored ADR.........     6,999,600
         300,000        SBC Communications Inc. ....................................     7,821,000
         227,380        Telefonaktiebolaget LM Ericsson, Sponsored ADR*.............     4,024,626
--------------------------------------------------------------------------------------------------
                                                                                        18,845,226
--------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
          50,000        Emerson Electric Co. .......................................     3,237,500
--------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 3.5%
         396,000        Agilent Technologies, Inc.+.................................    11,579,040
       2,430,500        Solectron Corp.+*...........................................    14,364,255
--------------------------------------------------------------------------------------------------
                                                                                        25,943,295
--------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 2.3%
         254,100        GlobalSantaFe Corp. ........................................     6,309,303
         275,400        Halliburton Co. ............................................     7,160,400
         132,500        Transocean Inc.+............................................     3,181,325
--------------------------------------------------------------------------------------------------
                                                                                        16,651,028
--------------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.0%
         344,800        Safeway, Inc.+..............................................     7,554,568
--------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.8%
         400,000        Archer-Daniels-Midland Co. .................................     6,088,000
--------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.5%
         150,000        IMS Health, Inc. ...........................................     3,729,000
--------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 2.2%
         138,000        McKesson Corp. .............................................     4,438,080
         200,000        UnitedHealth Group Inc. ....................................    11,636,000
--------------------------------------------------------------------------------------------------
                                                                                        16,074,080
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 3.5%
         350,000        Carnival Corp. .............................................  $ 13,905,500
         197,000        Extended Stay America, Inc. ................................     2,852,560
         350,000        McDonald's Corp. ...........................................     8,690,500
--------------------------------------------------------------------------------------------------
                                                                                        25,448,560
--------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.4%
         310,000        Fleetwood Enterprises, Inc.+*...............................     3,180,600
--------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.9%
         200,000        Honeywell International Inc. ...............................     6,686,000
--------------------------------------------------------------------------------------------------
INSURANCE -- 9.3%
         167,800        The Allstate Corp. .........................................     7,218,756
         134,000        Ambac Financial Group, Inc. ................................     9,298,260
         115,200        The Chubb Corp. ............................................     7,845,120
         192,415        CNA Surety Corp.+*..........................................     1,829,867
         101,300        The Hartford Financial Services Group, Inc. ................     5,979,739
         155,300        Marsh & McLennan Cos., Inc. ................................     7,437,317
         173,150        MBIA, Inc. .................................................    10,255,674
         135,500        MGIC Investment Corp. ......................................     7,715,370
         212,700        Radian Group Inc. ..........................................    10,369,125
          46,600        Scottish Re Group Ltd.*.....................................       968,348
--------------------------------------------------------------------------------------------------
                                                                                        68,917,576
--------------------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.5%
         600,000        RealNetworks, Inc.+*........................................     3,426,000
--------------------------------------------------------------------------------------------------
IT CONSULTING AND SERVICES -- 1.2%
         600,000        Unisys Corp.+...............................................     8,910,000
--------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 3.2%
         187,000        Eastman Kodak Co. ..........................................     4,800,290
         662,500        Hasbro, Inc. ...............................................    14,098,000
         250,000        Mattel, Inc. ...............................................     4,817,500
--------------------------------------------------------------------------------------------------
                                                                                        23,715,790
--------------------------------------------------------------------------------------------------
MACHINERY -- 2.2%
          50,000        Caterpillar Inc. ...........................................     4,151,000
          64,000        Deere & Co. ................................................     4,163,200
          63,200        Ingersoll-Rand Co., Class A Shares..........................     4,290,016
          39,000        PACCAR Inc. ................................................     3,319,680
--------------------------------------------------------------------------------------------------
                                                                                        15,923,896
--------------------------------------------------------------------------------------------------
MEDIA -- 8.1%
         137,800        Catalina Marketing Corp.+*..................................     2,778,048
         300,000        Comcast Corp., Class A Shares+..............................     9,384,000
         850,000        Liberty Media Corp., Class A Shares+........................    10,106,500
         359,143        Metro-Goldwyn-Mayer Inc.+*..................................     6,137,754
         225,000        The News Corp., Ltd., Sponsored ADR*........................     8,122,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
MEDIA -- 8.1% (CONTINUED)
         830,700        Time Warner Inc.+...........................................  $ 14,944,293
         350,000        The Walt Disney Co. ........................................     8,165,500
--------------------------------------------------------------------------------------------------
                                                                                        59,638,595
--------------------------------------------------------------------------------------------------
METALS AND MINING -- 4.6%
         300,000        Alcoa Inc. .................................................    11,400,000
         132,500        Allegheny Technologies, Inc. ...............................     1,751,650
         350,000        Brush Engineered Materials Inc.+*...........................     5,358,500
         256,300        Newmont Mining Corp. .......................................    12,458,743
         180,000        RTI International Metals, Inc.+.............................     3,036,600
--------------------------------------------------------------------------------------------------
                                                                                        34,005,493
--------------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.9%
         689,590        The Williams Cos., Inc. ....................................     6,771,774
--------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 1.0%
         600,000        IKON Office Solutions, Inc.*................................     7,116,000
--------------------------------------------------------------------------------------------------
OIL AND GAS -- 3.7%
          38,800        Amerada Hess Corp. .........................................     2,062,996
         115,000        Anadarko Petroleum Corp. ...................................     5,866,150
         115,000        ChevronTexaco Corp. ........................................     9,934,850
          82,800        Devon Energy Corp. .........................................     4,741,128
          75,000        Murphy Oil Corp. ...........................................     4,898,250
--------------------------------------------------------------------------------------------------
                                                                                        27,503,374
--------------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 2.2%
         221,700        Georgia Pacific Corp. ......................................     6,799,539
         145,700        Weyerhaeuser Co. ...........................................     9,324,800
--------------------------------------------------------------------------------------------------
                                                                                        16,124,339
--------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.3%
         210,000        Abbott Laboratories.........................................     9,786,000
         174,400        Bentley Pharmaceuticals, Inc.+*.............................     2,319,520
         300,000        Bristol-Myers Squibb Co. ...................................     8,580,000
         427,700        Elan Corp. PLC, Sponsored ADR+*.............................     2,946,853
         175,000        Johnson & Johnson...........................................     9,040,500
         197,300        Merck & Co. Inc. ...........................................     9,115,260
         375,000        Pfizer Inc. ................................................    13,248,750
         350,000        Schering-Plough Corp. ......................................     6,086,500
         175,000        Wyeth.......................................................     7,428,750
--------------------------------------------------------------------------------------------------
                                                                                        68,552,133
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 0.1%
          28,300        The St. Joe Co. ............................................     1,055,307
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 3.3%
         253,000        Intel Corp. ................................................  $  8,146,600
         250,000        Lattice Semiconductor Corp.+*...............................     2,420,000
         700,000        Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored
                        ADR+........................................................     7,168,000
         215,000        Texas Instruments Inc. .....................................     6,316,700
--------------------------------------------------------------------------------------------------
                                                                                        24,051,300
--------------------------------------------------------------------------------------------------
SOFTWARE -- 2.4%
         150,000        Adobe Systems, Inc. ........................................     5,895,000
         650,000        Micromuse Inc.+*............................................     4,485,000
         262,900        Microsoft Corp. ............................................     7,240,266
--------------------------------------------------------------------------------------------------
                                                                                        17,620,266
--------------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.3%
         148,000        The Gap, Inc. ..............................................     3,435,080
         172,900        The Home Depot, Inc. .......................................     6,136,221
--------------------------------------------------------------------------------------------------
                                                                                         9,571,301
--------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.8%
          35,000        Mobile Telesystems, Sponsored ADR*..........................     2,898,000
         125,000        Vodafone Group PLC, Sponsored ADR...........................     3,130,000
--------------------------------------------------------------------------------------------------
                                                                                         6,028,000
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $570,962,957)...................   711,536,965
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.0%
         417,734        Solectron Corp., Exchangeable 7.250% (Cost -- $8,184,016)...     6,967,803
--------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.8%
           1,057        Mitsubishi Toyoko Financial Group, Inc......................     8,248,024
         150,000        SONY CORP.*.................................................     5,194,381
--------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN STOCK (Cost -- $11,683,181)...................    13,442,405
--------------------------------------------------------------------------------------------------
      FACE
     AMOUNT                                    SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
      $6,175,000        Merrill Lynch & Co., Inc., 0.820% due 1/2/04; Proceeds at
                          maturity -- $6,175,281; (Fully collateralized by U.S.
                          Treasury Notes and Bonds, 6.125% to 8.125%
                          due 8/15/07 to 2/15/23; Market value -- $6,298,518)
                          (Cost -- $6,175,000)......................................     6,175,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100.0% (Cost -- $597,005,154**)........  $738,122,173
--------------------------------------------------------------------------------------------------

 +  Non-income producing security.
 *  All or a portion of this security is on loan (See Note 7).
** Aggregate cost for Federal income tax purposes is $597,832,241.

   Abbreviations used in this schedule:
   ADR -- American Depositary Receipt
   SPDR -- Standard & Poor's Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

 LOANED SECURITIES COLLATERAL                                  DECEMBER 31, 2003

                          FUNDAMENTAL VALUE PORTFOLIO

        FACE
       AMOUNT                                     SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
    $ 74,837,386        State Street Navigator Securities Lending Trust Prime
                        Portfolio
                        (Cost -- $74,837,386).......................................   $74,837,386
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.

AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.

BB, B,       --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CCC,              balance, as predominantly speculative with respect to the
CC and C          issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are
                  outweighted by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.

Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.

A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.

Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.

Ba           --   Bonds rated "Ba" are judged to have speculative elements:
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.

NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2003

                                                              INTERMEDIATE                    FUNDAMENTAL
                                                               HIGH GRADE     APPRECIATION       VALUE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.....................................    $2,979,558     $597,573,222    $597,005,154
  Loaned securities collateral, at cost (Note 7)...........            --               --      74,837,386
----------------------------------------------------------------------------------------------------------
  Investments, at value....................................    $3,171,854     $732,677,994    $738,122,173
  Loaned securities collateral, at value (Note 7)..........            --               --      74,837,386
  Cash.....................................................            --              270             922
  Dividends and interest receivable........................        49,447          958,545         942,077
  Receivable for securities sold...........................            --          241,100              --
  Receivable for Fund shares sold..........................            --           22,233         248,894
----------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.............................................     3,221,301      733,900,142     814,151,452
----------------------------------------------------------------------------------------------------------
LIABILITIES:
  Bank overdraft...........................................       125,133               --              --
  Payable for Fund shares reacquired.......................         5,063          228,638          12,177
  Investment advisory fees payable.........................           995          330,885         329,233
  Administration fees payable..............................           578          120,280         120,234
  Payable for securities purchased.........................            --        3,274,800       4,890,380
  Payable for loaned securities collateral (Note 7)........            --               --      74,837,386
  Accrued expenses.........................................        17,624           45,451          40,741
----------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES........................................       149,393        4,000,054      80,230,151
----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...........................................    $3,071,908     $729,900,088    $733,921,301
----------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest...............    $      342     $     33,527    $     36,544
  Capital paid in excess of par value......................     3,418,904      657,170,676     611,138,265
  Undistributed (overdistributed) net investment income....       (48,809)         359,800         294,502
  Accumulated net realized loss from investment
     transactions,
     futures contracts and options.........................      (490,825)     (62,769,168)    (18,665,029)
  Net unrealized appreciation of investments and foreign
     currencies............................................       192,296      135,105,253     141,117,019
----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...........................................    $3,071,908     $729,900,088    $733,921,301
----------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.........................................       341,681       33,526,955      36,543,916
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.................................         $8.99           $21.77          $20.08
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2003

                                                              INTERMEDIATE                    FUNDAMENTAL
                                                               HIGH GRADE     APPRECIATION       VALUE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................      $166,941      $    588,058    $    344,326
  Dividends...............................................            --         8,600,727       8,009,940
  Less: Foreign withholding tax...........................            --           (65,624)        (51,789)
----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................       166,941         9,123,161       8,302,477
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal.........................................        19,204            23,343          27,801
  Investment advisory fees (Note 2).......................        13,804         3,347,145       3,085,522
  Custody.................................................        10,781            30,502          36,423
  Administration fees (Note 2)............................         6,902         1,217,144       1,122,008
  Shareholder servicing fees..............................         5,002             5,004           5,011
  Shareholder communications..............................         2,522            39,710          42,691
  Trustees' fees..........................................         1,608            11,772          10,732
  Other...................................................           151             1,002           7,810
----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        59,974         4,675,622       4,337,998
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................       106,967         4,447,539       3,964,479
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCIES (NOTES
3, 4 AND 5):
  Realized Gain (Loss) From:
     Investment transactions..............................         4,828           976,474      11,571,241
     Futures contracts....................................            --          (673,353)             --
     Options written......................................            --                --        (422,287)
     Foreign currency transactions........................            --              (696)        (33,532)
----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.......................................         4,828           302,425      11,115,422
----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation From:
     Investments..........................................       (59,671)      133,083,625     175,158,467
     Foreign currencies...................................            --             1,145          (1,534)
----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION......       (59,671)      133,084,770     175,156,933
----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS
  AND FOREIGN CURRENCIES..................................       (54,843)      133,387,195     186,272,355
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS....................      $ 52,124      $137,834,734    $190,236,834
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2003

                                                              INTERMEDIATE                    FUNDAMENTAL
                                                               HIGH GRADE     APPRECIATION       VALUE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income...................................     $  106,967     $  4,447,539    $  3,964,479
  Net realized gain.......................................          4,828          302,425      11,115,422
  Increase (decrease) in net unrealized appreciation......        (59,671)     133,084,770     175,156,933
----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS..................         52,124      137,834,734     190,236,834
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...................................       (131,492)      (4,241,611)     (3,785,732)
----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS.........................................       (131,492)      (4,241,611)     (3,785,732)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares........................        100,554       73,719,235      88,748,416
  Net asset value of shares issued for reinvestment of
     dividends............................................        131,492        4,241,611       3,785,732
  Cost of shares reacquired...............................       (746,606)     (30,308,529)    (18,010,407)
----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS..............................       (514,560)      47,652,317      74,523,741
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.........................       (593,928)     181,245,440     260,974,843
NET ASSETS:
  Beginning of year.......................................      3,665,836      548,654,648     472,946,458
----------------------------------------------------------------------------------------------------------
  END OF YEAR*............................................     $3,071,908     $729,900,088    $733,921,301
----------------------------------------------------------------------------------------------------------
 * Includes undistributed (overdistributed) net investment
   income of:.............................................       $(48,809)        $359,800        $294,502
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            FOR THE YEAR ENDED DECEMBER 31, 2002

                                                              INTERMEDIATE                    FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION        VALUE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   122,600    $   3,987,824   $   3,405,120
  Net realized gain (loss)..................................       55,029      (36,158,067)    (28,730,241)
  Changes in net unrealized appreciation (depreciation).....      126,152      (87,943,946)   (100,096,746)
----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      303,781     (120,114,189)   (125,421,867)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (426,903)      (8,932,946)     (5,637,699)
  Net realized gains........................................           --               --      (8,995,184)
----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (426,903)      (8,932,946)    (14,632,883)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares..........................      343,720       84,985,993     159,834,889
  Net asset value of shares issued for reinvestment of
     dividends..............................................      426,903        8,932,946      14,632,883
  Cost of shares reacquired.................................   (1,552,861)     (54,648,490)    (34,881,801)
----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................     (782,238)      39,270,449     139,585,971
----------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS......................................     (905,360)     (89,776,686)       (468,779)
NET ASSETS:
  Beginning of year.........................................    4,571,196      638,431,334     473,415,237
----------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 3,665,836    $ 548,654,648   $ 472,946,458
----------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:................................................     $(29,886)        $154,568        $149,287
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Appreciation and Fundamental Value Portfolios ("Funds") are separate investment funds of the Greenwich Street Series Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Trust can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Trust offers seven other separate investment funds: Salomon Brothers Variable Money Market Fund, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable Emerging Growth Fund and Salomon Brothers Variable International Equity Fund. The financial statements and financial highlights for the other funds are presented in a separate shareholder report. The Funds and the other investment funds of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the mean between the quoted bid and asked prices; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date; the Funds distribute dividends and capital gains, if any, at least annually; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the capital accounts of Intermediate High Grade Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) each Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Trust, on behalf of the Funds, has entered into an investment advisory agreement ("Advisory Agreement") with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Fundamental Value Portfolios each pay

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of each Fund's average daily net assets. These fees are calculated daily and paid monthly.

     The Trust, on behalf of the Funds, has entered into an administration agreement with SBFM. Under the agreement, each Fund pays an administration fee calculated at the annual rate of 0.20% of the value of their respective average daily net assets. These fees are calculated daily and paid monthly.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2003, each Fund paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2003, Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions of $44,951 for the Fundamental Value Portfolio.

     No officer, Trustee or employee of Citigroup or its affiliates receives any compensation from the Trust for serving as a Trustee or officer of the Trust.

     All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                                                                PURCHASES         SALES
--------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio...........................  $    205,768    $    209,034
Appreciation Portfolio......................................   269,531,414     225,525,070
Fundamental Value Portfolio.................................   201,053,557      95,858,021
--------------------------------------------------------------------------------------------

     At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                                           NET UNREALIZED
                                                             APPRECIATION   DEPRECIATION    APPRECIATION
---------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio..........................  $   156,161    $   (12,332)    $    143,829
Appreciation Portfolio.....................................  136,366,936     (4,525,744)     131,841,192
Fundamental Value Portfolio................................  156,217,353    (15,927,421)     140,289,932
---------------------------------------------------------------------------------------------------------

     4.  FUTURES CONTRACTS

     The Funds may from time to time enter into futures contracts.

     Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

     At December 31, 2003, the Funds did not have any open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     5.  OPTION CONTRACTS

     The Intermediate High Grade and Fundamental Value Portfolios may from time to time enter into option contracts.

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are "marked to market" daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     At December 31, 2003, the Intermediate High Grade and the Fundamental Value Portfolios did not hold any purchased call or put option contracts.

     When a Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

     The following covered written call option transactions occurred in the Fundamental Value Portfolio during the year ended December 31, 2003:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUMS
------------------------------------------------------------------------------------
Options written, outstanding at December 31, 2002...........    2,500      $ 545,243
Options closed..............................................   (2,500)      (545,243)
------------------------------------------------------------------------------------
Options written, outstanding at December 31, 2003...........       --      $       0
------------------------------------------------------------------------------------

     During the year ended December 31, 2003, the Intermediate High Grade Portfolio did not enter into any written call or put option contracts.

     6.  REPURCHASE AGREEMENTS

     The Funds purchase (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     At December 31, 2003, the Intermediate High Grade Portfolio did not have any repurchase agreements outstanding.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  LENDING OF SECURITIES

     The Funds have an agreement with the custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Funds on securities lending are recorded in interest income. Loans of securities by the Funds are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Funds maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2003, the Fundamental Value Portfolio loaned securities having a market value of $72,338,087 and received cash collateral amounting to $74,837,386 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

     Income earned by the Appreciation and Fundamental Value Portfolios from securities lending during the year ended December 31, 2003 was $16,205 and $92,446, respectively.

     At December 31, 2003, the Intermediate High Grade and Appreciation Portfolios did not have any securities on loan.

     8.  SHARES OF BENEFICIAL INTEREST

     At December 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2003   DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................         10,856              35,706
Shares issued on reinvestment...............................         14,630              45,710
Shares reacquired...........................................        (80,434)           (160,430)
---------------------------------------------------------------------------------------------------
Net Decrease................................................        (54,948)            (79,014)
---------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................      3,763,256           4,190,186
Shares issued on reinvestment...............................        195,902             497,784
Shares reacquired...........................................     (1,641,153)         (2,949,823)
---------------------------------------------------------------------------------------------------
Net Increase................................................      2,318,005           1,738,147
---------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE PORTFOLIO
Shares sold.................................................      5,068,006           8,930,932
Shares issued on reinvestment...............................        190,014             964,168
Shares reacquired...........................................     (1,191,792)         (2,226,233)
---------------------------------------------------------------------------------------------------
Net Increase................................................      4,066,228           7,668,867
---------------------------------------------------------------------------------------------------

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2003, the Intermediate High Grade, Appreciation and Fundamental Value Portfolios had, for Federal income tax purposes, approximately $491,000, $59,506,000, and $17,838,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                        2004     2005      2006       2007        2008         2009          2010          2011
------------------------------------------------------------------------------------------------------------------
Intermediate High
  Grade Portfolio....  $5,000   $25,000   $84,000   $110,000   $  266,000            --            --   $    1,000
Appreciation
  Portfolio..........      --        --        --         --    7,978,000   $14,099,000   $30,117,000    7,312,000
Fundamental Value
  Portfolio..........      --        --        --         --           --            --    17,400,000      438,000
------------------------------------------------------------------------------------------------------------------

     In addition, Intermediate High Grade Portfolio had $168 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

     10.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2003, the tax basis components of distributable earnings were:

                                                              UNDISTRIBUTED   ACCUMULATED
                                                                ORDINARY        CAPITAL       UNREALIZED
                                                                 INCOME          LOSSES      APPRECIATION
---------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio...........................    $    697      $  (490,657)   $    143,829
Appreciation Portfolio......................................     368,224      (59,505,588)    131,841,673
Fundamental Value Portfolio.................................     297,053      (17,837,942)    140,289,932
---------------------------------------------------------------------------------------------------------

     At December 31, 2003, the difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals, the treatment of accretion of discounts and amortization of premiums and straddle loss deferrals.

     The tax character of distributions paid during the year ended December 31, 2003 was:

                                                               ORDINARY
                                                                INCOME
------------------------------------------------------------------------
Intermediate High Grade Portfolio...........................  $  131,492
Appreciation Portfolio......................................   4,241,611
Fundamental Value Portfolio.................................   3,785,732
------------------------------------------------------------------------

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                              UNDISTRIBUTED   ACCUMULATED      UNREALIZED
                                                                ORDINARY        CAPITAL       APPRECIATION
                                                                 INCOME          LOSSES      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio...........................    $  3,013      $  (490,051)    $    220,400
Appreciation Portfolio......................................     157,033      (52,193,247)      (2,596,346)
Fundamental Value Portfolio.................................     151,838      (17,399,550)     (35,078,400)
-----------------------------------------------------------------------------------------------------------

     At December 31, 2002, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale and other loss deferrals.

     The tax character of distributions paid during the year ended December 31, 2002 was:

                                                                           LONG-TERM
                                                               ORDINARY     CAPITAL
                                                                INCOME       GAINS         TOTAL
---------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio...........................  $  426,903          --    $   426,903
Appreciation Portfolio......................................   8,932,946          --      8,932,946
Fundamental Value Portfolio.................................   5,637,699   $8,995,184    14,632,883
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     11.  ADDITIONAL INFORMATION

     The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

     The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

     CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

     CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

INTERMEDIATE HIGH GRADE PORTFOLIO                     2003        2002(1)       2001(1)       2000(1)         1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............         $9.24         $9.61         $9.74         $9.69        $10.90
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)....................          0.32          0.30          0.46          0.54          0.77
  Net realized and unrealized gain
     (loss)(2)................................         (0.17)         0.48          0.23          0.35         (1.17)
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........          0.15          0.78          0.69          0.89         (0.40)
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................         (0.40)        (1.15)        (0.82)        (0.84)        (0.81)
--------------------------------------------------------------------------------------------------------------------
Total Distributions...........................         (0.40)        (1.15)        (0.82)        (0.84)        (0.81)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................         $8.99         $9.24         $9.61         $9.74         $9.69
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)...............................          1.63%         8.35%         7.39%         9.83%        (3.69)%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)................        $3,072        $3,666        $4,571        $6,558        $8,821
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................          1.74%         2.02%         1.19%         0.98%         1.22%
  Net investment income(2)....................          3.10          3.14          4.63          5.72          5.46
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................             6%           27%           57%           42%           71%
--------------------------------------------------------------------------------------------------------------------

APPRECIATION PORTFOLIO                                2003        2002(1)       2001(1)       2000(1)         1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............        $17.58        $21.66        $22.81        $23.39        $21.16
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................          0.14          0.13          0.18          0.27          0.13
  Net realized and unrealized gain (loss).....          4.18         (3.92)        (1.09)        (0.37)         2.62
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........          4.32         (3.79)        (0.91)        (0.10)         2.75
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................         (0.13)        (0.29)        (0.24)        (0.17)        (0.16)
  Net realized gains..........................            --            --            --         (0.31)        (0.36)
--------------------------------------------------------------------------------------------------------------------
Total Distributions...........................         (0.13)        (0.29)        (0.24)        (0.48)        (0.52)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................        $21.77        $17.58        $21.66        $22.81        $23.39
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)...............................         24.56%       (17.53)%       (3.97)%       (0.41)%       13.12%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)............          $730          $549          $638          $611          $529
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................          0.77%         0.77%         0.77%         0.78%         0.79%
  Net investment income.......................          0.73          0.67          0.83          1.18          1.18
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................            41%           71%           59%           64%           53%
--------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.50, $0.19 and 5.06%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

FUNDAMENTAL VALUE PORTFOLIO                        2003      2002(1)       2001        2000        1999
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $14.56      $19.08      $22.55      $20.14      $17.55
---------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.11        0.11        0.08        0.20        0.42
  Net realized and unrealized gain (loss)......      5.51       (4.16)      (1.22)       3.73        3.37
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............      5.62       (4.05)      (1.14)       3.93        3.79
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................     (0.10)      (0.18)      (0.15)      (0.39)      (0.48)
  Net realized gains...........................        --       (0.29)      (2.18)      (1.13)      (0.72)
---------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.10)      (0.47)      (2.33)      (1.52)      (1.20)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $20.08      $14.56      $19.08      $22.55      $20.14
---------------------------------------------------------------------------------------------------------
TOTAL RETURN(2) ...............................     38.64%     (21.30)%     (5.27)%     20.47%      22.02%
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS).............      $734        $473        $473        $358        $330
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................      0.77%       0.78%       0.77%       0.79%       0.79%
  Net investment income........................      0.71        0.68        0.64        0.83        2.07
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        18%         20%         32%         36%         41%
---------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Intermediate High Grade, Appreciation, and Fundamental Value Portfolios ("Funds") of Greenwich Street Series Fund ("Trust") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            [KPMG LLP SIGNATURE]

New York, New York
February 13, 2004

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT DIRECTORS AND OFFICERS

     The business and affairs of the Greenwich Street Series Fund ("Trust") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                             TERM OF                                       NUMBER OF
                                           OFFICE* AND                                   PORTFOLIOS IN
                            POSITION(S)     LENGTH OF                                    FUND COMPLEX              OTHER
                             HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY        BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE          TRUST         SERVED             PAST FIVE YEARS             TRUSTEE           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Herbert Barg**                Trustee       Since        Retired                               42        None
1460 Drayton Lane                            1995
Wynnewood, PA 19096
Age 80

Dwight B. Crane               Trustee       Since        Professor, Harvard Business           49        None
Harvard Business School                      1995        School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett               Trustee       Since        President of Dorsett McCabe           27        None
201 East 62nd Street                         1991        Capital Management Inc.; Chief
New York, NY 10021                                       Investment Officer of Leeb
Age 73                                                   Capital Management, Inc.
                                                         (since 1999)

Elliot S. Jaffe               Trustee       Since        Chairman of the Board of The          27        The Dress Barn Inc.; Zweig
The Dress Barn Inc.                          1991        Dress Barn Inc.                                 Total Return Fund; Zweig
Executive Office                                                                                         Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman            Trustee       Since        Attorney                              55        None
Stephen E. Kaufman PC                        1995
277 Park Avenue, 47th
Floor
New York, NY 10172
Age 71

Joseph J. McCann              Trustee      Since 1995    Retired                               27        None
200 Oak Park Place
Pittsburgh, PA 15243
Age 74

Cornelius C. Rose, Jr.        Trustee       Since        Chief Executive Officer of            27        None
Meadowbrook Village                          1991        Performance Learning Systems
Building 1, Apt. 6
West Lebanon, NH 03784
Age 71

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                             TERM OF                                       NUMBER OF
                                           OFFICE* AND                                   PORTFOLIOS IN
                            POSITION(S)     LENGTH OF                                    FUND COMPLEX              OTHER
                             HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY        BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE          TRUST         SERVED             PAST FIVE YEARS             TRUSTEE           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

R. Jay Gerken, CFA***      Chairman,        Since        Managing Director of Citigroup       221        None
Citigroup Asset            President and     2002        Global Markets Inc. ("CGM");
Management                 Chief                         Chairman, President and Chief
("CAM")                    Executive                     Executive Officer of Smith
399 Park Avenue, 4th       Officer                       Barney Fund Management LLC
Floor                                                    ("SBFM"), Travelers Investment
New York, NY 10022                                       Adviser, Inc. ("TIA") and Citi
Age 52                                                   Fund Management Inc. ("CFM");
                                                         President and Chief Executive
                                                         Officer of certain mutual
                                                         funds associated with
                                                         Citigroup Inc. ("Citigroup");
                                                         Formerly, Portfolio Manager of
                                                         Smith Barney Allocation Series
                                                         Inc. (from 1996 to 2001) and
                                                         Smith Barney Growth and Income
                                                         Fund (from 1996 to 2000)

OFFICERS:

Andrew B. Shoup            Senior Vice      Since        Director of CAM; Senior Vice         N/A        N/A
CAM                        President and     2003        President and Chief
125 Broad Street, 10th     Chief                         Administrative Officer of
  Floor                    Administrative                mutual funds associated with
New York, NY 10004         Officer                       Citigroup; Treasurer of
Age 47                                                   certain mutual funds
                                                         associated with Citigroup;
                                                         Head of International Funds
                                                         Administration of CAM (from
                                                         2001 to 2003); Director of
                                                         Global Funds Administration of
                                                         CAM (from 2000 to 2001); Head
                                                         of U.S. Citibank Funds
                                                         Administration of CAM (from
                                                         1998 to 2000)

Richard L. Peteka          Chief            Since        Director of CGM; Chief               N/A        N/A
CAM                        Financial         2002        Financial Officer and
125 Broad Street, 11th     Officer and                   Treasurer of certain mutual
Floor                      Treasurer                     funds associated with
New York, NY 10004                                       Citigroup; Director and Head
Age 42                                                   of Internal Control for CAM
                                                         U.S. Mutual Fund
                                                         Administration (from 1999 to
                                                         2002); Vice President, Head of
                                                         Mutual Fund Administration and
                                                         Treasurer at Oppenheimer
                                                         Capital (from 1996 to 1999)

Harry D. Cohen             Vice             Since        Managing Director of CGM;            N/A        N/A
CAM                        President and     1991        Investment Officer of SBFM
399 Park Avenue, 4th       Investment
Floor                      Officer
New York, NY 10022
Age 63

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                             TERM OF                                       NUMBER OF
                                           OFFICE* AND                                   PORTFOLIOS IN
                            POSITION(S)     LENGTH OF                                    FUND COMPLEX              OTHER
                             HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY        BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE          TRUST         SERVED             PAST FIVE YEARS             TRUSTEE           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
John G. Goode              Vice             Since        Managing Director of CGM;            N/A        N/A
CAM                        President and     1993        Investment Officer of SBFM
One Sansome Street         Investment
36th Floor                 Officer
San Francisco, CA 94104
Age 59

Eugene J. Kirkwood         Vice             Since        Director of CGM; Investment          N/A        N/A
CAM                        President and     2003        Officer of SBFM
399 Park Avenue, 4th       Investment
Floor                      Officer
New York, NY 10022
Age 39

Andrew Beagley             Chief            Since        Director of CGM (since 2000);        N/A        N/A
CAM                        Anti-Money        2002        Director of Compliance, North
399 Park Avenue, 4th       Laundering                    America, CAM (since 2000);
Floor                      Compliance                    Chief Anti-Money Laundering
New York, NY 10022         Officer                       Compliance Officer and Vice
Age 42                                                   President of certain mutual
                                                         funds associated with
                                                         Citigroup; Director of
                                                         Compliance, Europe, the Middle
                                                         East and Africa, Citigroup
                                                         Asset Management (from 1999 to
                                                         2000); Compliance Officer,
                                                         Salomon Brothers Asset
                                                         Management Limited, Smith
                                                         Barney Global Capital
                                                         Management Inc., Salomon
                                                         Brothers Asset Management Asia
                                                         Pacific Limited (from 1997 to
                                                         1999)

Kaprel Ozsolak             Controller       Since        Vice President of CGM;               N/A        N/A
CAM                                          2002        Controller of certain mutual
125 Broad Street, 11th                                   funds associated with
Floor                                                    Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel          Secretary and    Since        Managing Director and General        N/A        N/A
CAM                        Chief Legal       2003        Counsel of Global Mutual Funds
300 First Stamford Place   Officer                       for CAM and its predecessor
4th Floor                                                (since 1994); Secretary of
Stamford, CT 06902                                       CFM; Secretary and Chief Legal
Age 48                                                   Officer of mutual funds
                                                         associated with Citigroup

---------------
 *  Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
 **  Mr. Barg became Trustee Emeritus on December 31, 2003.
*** Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr.
    Gerken is an officer of SBFM and certain of its affiliates.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes, the Trust hereby designates for the fiscal year ended December 31, 2003:

- For corporate shareholders, the percentages of ordinary dividends that qualify for the dividends received deduction are:
     Appreciation Portfolio.................................  100.00%
     Fundamental Value Portfolio............................  100.00

A total of 23.82% of the ordinary dividends paid by the Intermediate High Grade Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

TRUSTEES                                    INVESTMENT ADVISER AND
                                            ADMINISTRATOR
Herbert Barg*
Dwight B. Crane                             Smith Barney Fund Management LLC
Burt N. Dorsett
R. Jay Gerken, CFA                          CUSTODIAN
  Chairman
Elliot S. Jaffe                             State Street Bank and Trust Company
Stephen E. Kaufman
Joseph J. McCann                            TRANSFER AGENT
Cornelius C. Rose, Jr.
                                            Citicorp Trust Bank, fsb.
OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Harry D. Cohen
Vice President and
Investment Officer

John G. Goode
Vice President and
Investment Officer

Eugene J. Kirkwood
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

---------------

* Mr. Barg became Trustee Emeritus on December 31, 2003.

GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

APPRECIATION PORTFOLIO

FUNDAMENTAL VALUE PORTFOLIO

INTERMEDIATE HIGH GRADE PORTFOLIO

The Funds are separate investment funds of the Greenwich Street Series Fund, a Massachusetts business trust.

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust, which contains information concerning the Trust's investment policies, fees and expenses, as well as other pertinent information.

                                        S-6223-1 N (2/04)                04-6112

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for Greenwich Street Series Fund were $145,600 and $139,100 for the years ended 12/31/03 and 12/31/02.

         (b) Audit-Related Fees for Greenwich Street Series Fund were $0 and $0 for the years ended 12/31/03 and 12/31/02.

         (c) Tax Fees for Greenwich Street Series Fund were $22,700 and $21,700 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Greenwich Street Series Fund.

         (d) All Other Fees for Greenwich Street Series Fund were $0 and $0 for the years ended 12/31/03 and 12/31/02.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

                  The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve
                  (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

                  The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                  (2)

         (f)      N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. Greenwich Street Series Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Greenwich Street Series Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment
             Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a) Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b) Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Greenwich Street Series Fund


By:      /s/ R. Jay Gerken
            (R. Jay Gerken)
             Chief Executive Officer of
             Greenwich Street Series Fund

Date:    March 8, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ R. Jay Gerken
            (R. Jay Gerken)
             Chief Executive Officer of
             Greenwich Street Series Fund

Date:    March 8, 2004


By:      /s/ Richard L. Peteka
            (Richard L. Peteka)
             Chief Financial Officer of
             Greenwich Street Series Fund

Date:    March 8, 2004